
Apo E
AEM-28

Capstone Therapeutics
(OTCQB: CAPS)

Operating Update

November 13, 2014

Safe Harbor Statement

Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include the factors discussed in our Form 10-K for the fiscal year ended December 31, 2013, and other documents we file with the U.S. Securities and Exchange Commission.

Corporate Facts

- **Capstone: Clinical Stage Biopharma in Peptide Therapeutics**
  - OTCQB: CAPS
  - Based in Tempe, AZ
  - Virtual business model: 2 FTEs / 3 Consultants
  - Market Cap as of November 10, 2014: ≈ $9MM
  - $3.1MM cash at September 30, 2014 (includes $.1MM held in and reserved for use by LipimetiX Development, LLC)

- **LipimetiX Development LLC (JV)**
  - Based in Natick, MA
  - Virtual business model: 3 FTEs (PhDs)
  - CAPS contributed $6 MM for 60% ownership
  - LipimetiX contributed UAB license for current/future IP, pre-clinical data for 40% ownership
  - Conduct preclinical, Phase 1a and Phase 1b/2a trials (data Q3 and Q4 2014)

Developing Apo E Mimetic Peptides (AEM-28 and AEM-28-02) for Lipid Reduction in Orphan Indications

Cash Report

Cash Use and Ending Balance	Quarter Ended September 30, 2014
CAPS	$ (345,000)
LipimetiX	$ (737,000)
Consolidated	$ (1,082,000)
Cash Balance	$ 3,111,000

Note: Cash Balance at September 30, 2014 includes $0.1 million held in and reserved for use by LipimetiX Development, LLC

Qui Tam Lawsuit Update

- Basic legal complaint is "rent vs. buy" disclosure for bone stimulation device sold by OrthoLogic/CAPS in 1998 – 2003
- OrthoLogic/CAPS sold bone stimulation business in 2003
- OrthoLogic/CAPS learned of lawsuit in 2009
- DOJ/US Government has not joined complaint against OrthoLogic/CAPS
- Status conference with new judge held July 2014 to check progress in discovery
- CAPS vigorously defending against legal claims
- Settlement/Trial: Timing Unknown

LipimetiX Operating Update – November 2014

- **Major Milestones:**
  - August 2012 – JV formation and initial funding
  - October 2012 – New AEM-28 drug material commercially manufactured/ CMC validated
  - December 2012 – Orphan Drug designation for HoFH indication
  - November 2013 – Completion of comprehensive preclinical studies
  - December 2013/March 2014 – Regulatory filings and meetings for first-in-man studies
  - April 2014 – Received Clinical Trial Notification (CTN) / allowance to begin human clinical trials in Australia
  - April 2014 – Initiated Phase 1a AEM-28 safety study in Australia
  - June 2014 – Initiated Phase 1b/2a AEM-28 study (based on safety profile of Phase 1a)
  - July 2014 - Completed treatment of Phase 1a AEM-28 study
  - July 2014 – Filed new composition of matter patent on AEM-28 analog (AEM-28-02)
  - September 2014 – Reported efficacy/safety data for Phase 1a
  - September 2014 – Filed new formulation patent for Apo E mimetic peptides
  - October 2014 – Completed treatment of Phase 1b/2a AEM-28 study

LipimetiX Operating Update (cont'd)

- **Target Schedule:**
  - December 2014 – Report topline safety data and any pharmacodynamic/biomarker signals for Phase 1b/2a
  - January 2015 – Initiate strategic licensing/partnering discussions, assuming favorable clinical data

Hitting Milestones Substantially On Time and On Budget

AEM-28 Target Indication: HoFH

	Regulatory	Est. Annual Mkt.	Target
Homozygous Familial Hypercholesterolemia (HoFH)	Orphan/Fast Track	$200MM	LDL, non-HDL

- Rare genetic disease (≈ 12,000 worldwide)
- Homozygous (both parents) bear offspring with no LDL receptors on liver: No clearance of LDL Cholesterol
- Blood often cream colored: life threatening cardiac events in teens and 20's
- Historical therapy: apheresis = mechanical filtering of fat from blood via dialysis every two weeks
- Two new therapeutic drugs approved:
  - Juxtapid (Aegerion)
  - Kynamro (Sanofi/Genzyme)
  - Both have substantial side effect/toleration issues that may limit usage
- Market still underserved



Advantages of Apo E Mimetics in HoFH

- Rapid (one hour) and dramatic lipid reduction
- Does not inhibit natural regulatory pathways
- Acceptable safety/tolerability (new proprietary formulation)
- Apo E protective effect on arterial walls lessens atheroma burden
- New proprietary formulation for acceptable safety/tolerability
- Mechanism allows synergy with statins and PCSK9s for refractory cases
- Low cost/ease of manufacture
- HoFH patients accustomed to IV therapy due to apheresis

AEM-28 has Numerous Putative Therapeutic Advantages over Juxtapid and Kynamro

AEM-28: Clear and Rapid Path to HoFH Approval

- Regulatory approval path for orphan indication in US and EU established by Juxtapid (Aegerion) and Kynamro (Sanofi/Genzyme)
- Cholesterol reduction (biomarker) approvable endpoint in this population / no "clinical outcomes" endpoint
- Juxtapid approved after a single Phase 3 study with 29 patients
- AEM-28 might be approvable on Phase 2/3 trials of under 100 patients total and ≈ $10MM in cost

HoFH Fastest Indication to Proof-of-Concept and Registration/Approval

AEM-28 Human Protocol: Phase 1a

Protocol/ Inclusion/Exclusion
Normal Health Volunteers With elevated LDL Cholesterol ≥ 160
No Smokers
No History of Heart Disease
Fasted Subjects (overnight)
Standard Premedication
Single Ascending Dose
IV Administration over 1 hour
24 Hour Observation in Clinic
Two Week Follow Up

Cohort 1: 0.032 mg/kg
2 Placebo
4 Active

Cohort 2: 0.10 mg/kg
2 Placebo
4 Active

Cohort 3: 0.32 mg/kg
2 Placebo
4 Active

Cohort 4: 1.0 mg/kg
2 Placebo
4 Active

Cohort 5: 2.0 mg/kg
2 Placebo
4 Active

Cohort 6: 3.54 mg/kg
2 Placebo
4 Active

N = 36

Outcomes
➢ Generally acceptable safety profile
➢ Infusion site mild reaction/venous irritation in highest 3.54 mg dose
➢ Observed efficacy signals in 1 mg, 2 mg and 3.54 mg doses
➢ Observed dose dependent efficacy response

Phase 1a Pharmacodynamic Results: Escalating Dose Response Curve


VLDL Cholesterol
AEM-28 minus Placebo
Max. Fractional VLDL Difference (Active - Placebo)
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
*
*
AEM-28 Dose (mg/kg)


Triglycerides
AEM-28 minus Placebo
Max. Fractional Triglyceride Difference (Active - Placebo)
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
*
*
AEM-28 Dose (mg/kg)

* Statistically significant results favoring the 2mg and 3.54mg doses over the 1mg dose


Total Cholesterol
AEM-28 minus Placebo
Max. Fractional Cholesterol Difference (Active - Placebo)
1.00
0.90
0.80
0.25
0.20
0.15
0.10
0.05
0.00
0
1
2
3
4
5
* *
AEM-28 Dose (mg/kg)


Non-HDL Cholesterol
AEM-28 minus Placebo
Max. Fractional NonHDL Difference (Active - Placebo)
1.00
0.90
0.80
0.25
0.20
0.15
0.10
0.05
0.00
0
1
2
3
4
5
* *
AEM-28 Dose (mg/kg)

* * Statistically significant results favoring the 3.54mg dose over the 1mg and 2mg doses

Rapid, Sustained Reductions in VLDL (3.54mg/kg)


Dose: 3.54 mg/kg
Fractional VLDL (versus Baseline)
2.0
1.5
1.0
0.5
0.0
0
10
20
30
40
50
Time (hr)
AEM Average
Placebo Grand Avg

- Subjects fasted at infusion and 2 hours post
- Single 3.54 mg/kg dose of AEM-28 causes rapid drop in VLDL and TG
- AEM-28 delays increases in VLDL despite dietary intake
- AEM-28 treated subjects remain below placebo beyond 48 hrs post dose

Rapid, Sustained Reductions in TG (3.54mg/kg)



Dose: 3.54 mg/kg
AEM Average
Placebo Grand Average
Fractional Triglycerides (vs. Baseline)
0.0
0.5
1.0
1.5
2.0
0
10
20
30
40
50
Time (hr)

- Subjects fasted at infusion and 2 hours post
- Single 3.54 mg/kg dose of AEM-28 causes rapid drop in VLDLc and TG
- AEM-28 delays increases in TG despite dietary intake
- AEM-28 treated subjects remain below placebo beyond 48 hrs post dose

New Analog: AEM-28-02

- Invented by Lipi/UAB
- New composition of matter filed July: AEM-28-02
- Will develop with new formulation
- More efficacious/better tolerated than AEM-28 in mice models
- Game Changer: Opens new "clinical outcomes" indications

21 Year Patent Life Opens Larger Indications in ACS, PAD and Metabolic Syndrome

Efficacy Comparison (AEM-28 TO AEM-28-02)


Round 1 (AEM-28)
Study LPM-APOE-001 - Round 1
Total Cholesterol (mg/dL)
800
600
400
200
0
Pre-Dose
1 Hour
6 Hour
24 Hour
Time (hours)
1) AEM-28 saline (100 ug)
2) AEM-28 1:20
3) AEM-28 1:30
Round 5 (AEM-28-02)
Study LPM-APOE-002 - Round 5
Total Cholesterol (mg/dL)
800
600
400
200
0
Pre-Dose
1 Hour
6 Hour
24 Hour
Time (hours)
AEM-28-02 saline (100 ug)
AEM-28-02 1:20 (100 ug)
AEM-28-02 1:30 (100 ug)
Study LPM-APOE-001 - Round 1
Total Cholesterol (% of Pre-Dose)
100
80
60
40
20
0
1 Hour
6 Hour
24 Hour
Time (hours)
Study LPM-APOE-002 - Round 5
Total Cholesterol (mg/dL)
100
80
60
40
20
0
1 Hour
6 Hour
24 Hour
Time (hours)

AEM-28-02 Is More Efficacious Than AEM-28 In Mice Models

New Formulation:

- Invented by LipimetiX
- Enhances safety/toleration of Apo E mimetic peptides
- **No loss of efficacy**
- Manufacturing program in place

21 Year Patent Life and Enhanced Toleration Allows for Expanded Dosing Range

New AEM-28-02: Target Orphan Indications in Hyperlipidemia

Fredrickson Class	Synonym	Defect	Target Lipoprotein	Prevalence/US Market	IV Treatment Setting
Type 1a	Familial Hyperchylomicronemia or LPL Lipase Deficiency	Decreased LPL	Chylomicron remnants	1 in 1,000,000 = 300	Infusion Clinic
Type 1b	Familial apoprotein C II deficiency	Altered Apo C2	Chylomicron / VLDL remnants	1 in 250,000 = 1,200	Infusion Clinic
Type 3	Familial Disbetalipoproteinemia	Defect in Apo E binding domain	VLDL/IDL and Chylomicron remnants	1 in 10,000 = 30,000	Infusion Clinic
Types 4 and 5	Refractory Familial Hypertriglyceridemia	VLDL/TG production	VLDL and Chylomicron remnants	Addressable Market ≈ 60,000	Infusion Clinic
	Acute Hypertriglyceridemic Pancreatitis	VLDL/TG production	VLDL and Chylomicron remnants	Addressable Market ≈ 3,000	Hospital

AEM-28-02 Targets Valuable Underserved Orphan Markets

New AEM-28-02: Future Target Indications

Indication	Regulatory	Target	US Prevalence	IV Treatment Setting
Acute Coronary Syndrome (ACS)	Clinical Outcomes	Atherosclerosis	1,300,000	Hospital
Peripheral Artery Disease (PAD)	Clinical Outcomes	Intimal Hyperplasia/ Atherosclerosis	600,000	Hospital and Infusion Clinic
High Risk Metabolic Syndrome	Clinical Outcomes	VLDL/Triglycerides	Epidemic proportions	Hospital and Infusion Clinic

AEM-28-02 Road Map to Large Valuable Markets

Program Summary

- **Clinical**
  - Lead peptide, AEM-28, shows dose dependent efficacy in non-HDL, VLDL and triglycerides (TG) in Phase 1a trial
  - Observed ≈ 65% reduction vs. placebo in VLDL and TG at one hour post infusion in fasted human subjects with duration of effect
- **Regulatory:**
  - Targeted regulatory strategy established by Juxtapid™ (lomitapide) and Kynamro™ (mipomersen) for FDA approval in HoFH
  - Modest HoFH patient numbers required for pivotal program
- **CMC:**
  - Simple solid state batch synthesis; multiple sources; inexpensive $250/g in quantity
  - Lyophilized powder stored at room temperature; 2 year shelf life
  - New, proprietary formulation in development
- **IP:**
  - AEM-28 composition of matter claims extending to 2020, 7 years Orphan exclusivity
  - New AEM-28-02 analog filed 2014 composition of matter (2035), allows "clinical outcomes" endpoints
  - Novel formulation application filed 2014
- **Commercial:**
  - Formal pharmacoeconomic analysis of indications yet to be undertaken
  - Targeting Familial Hypercholesterolemia (HoFH) and various acute, orphan hypertriglyceridemia indications as near term targets
  - Acute Coronary Syndrome, metabolic syndrome and other diabetic dyslipidemias are large market, longer term targets

OTCQB: CAPS

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 104
Tempe, AZ 85281
(602) 286-5520